Eagle International Equity Fund

Summary Prospectus | 3.1.2010

Class A HEIAX	Class C HEICX	Class I HEIJX	Class R-3 HEIRX	Class R-5 HEISX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at http://www.eagleasset.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an e-mail to EagleFundServices@eagleasset.com. The Fund’s Prospectus and SAI, both dated March 1, 2010, are incorporated by reference into this Summary Prospectus.

Investment objective | The Eagle International Equity Fund (“International Equity Fund” or the “fund”) seeks capital appreciation principally through investment in a portfolio of international equity securities.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (as of % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.81%	0.81%	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses	0.79%	0.81%	0.63%	0.79%	0.63%
Acquired Fund Fund and Expenses (b)	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses (c)	1.88%	2.65%	1.47%	2.13%	1.47%
Fee Reduction	(0.18)%	(0.17)%	(0.32)%	(0.38)%	(0.32)%
Net Expenses	1.70%	2.48%	1.15%	1.75%	1.15%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. (b) Acquired Fund Fees and Expenses are fees incurred indirectly by the fund as a result of investment in certain pooled investment vehicles, such as mutual funds (c) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2011 as follows: Class A - 1.75%, Class C - 2.55%, Class I – 1.15%, Class R-3 - 1.75%, and Class R-5 - 1.15%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$640	$1,021	$1,427	$2,557
Class C	$251	$807	$1,390	$2,971
Class I	$117	$433	$772	$1,730
Class R-3	$178	$630	$1,109	$2,432
Class R-5	$117	$433	$772	$1,730

Portfolio Turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 179% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the International Equity Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of foreign issuers and depository receipts representing the securities of foreign issuers. The fund

eagleasset.com | 1

Eagle International Equity Fund

Summary Prospectus | 3.1.2010

invests primarily in equity securities of foreign companies that the portfolio managers believe have the potential to capitalize on worldwide growth trends and global changes. The fund may invest in securities traded on any securities market in the world. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, securities convertible into common or preferred stock and depository receipts. The fund also may invest in exchange-traded index funds based on foreign indices.

The fund normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets. The fund also may: (1) invest up to 35% of its assets in emerging markets, which are those countries whose markets are not yet highly developed; (2) invest in foreign currency and purchase and sell forward foreign currency contracts and futures contracts to improve its returns or protect its assets; and/or (3) reduce foreign currency risk by hedging some or all of the fund’s foreign currency exposure back into the U.S. dollar. When purchasing securities in developed markets, the fund’s portfolio managers focus on individual companies instead of the economy as a whole. However, when purchasing securities in emerging markets, the fund’s portfolio managers focus on the significance of macro-economic factors.

Principal risks |  The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/ or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:
—	Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;
—	Derivative risk is the risk that the strategy used in purchasing futures contracts, forward foreign currency contract and options on futures may not succeed;
—
Emerging markets risk arises because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed markets. Additionally, risk arises because investing in emerging markets has greater social, political and economic uncertainty, dependence on foreign aid and a limited number of buyers;

—	Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes;
—	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
—	High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss of money, are susceptible to rising interest rates and have greater volatility;
—
Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the fund;

—
Investing in other investment companies and exchange-traded funds (“ETFs”) carries with it the risk that by investing in another investment company or ETF the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations;

—
Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous price or time.

—	Market timing risk arises because a fund’s value may be affected by market timing, especially in high-yield, small-cap and foreign securities;
—	Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;
—	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions;
—	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies; and
—	Stock market risk is the risk of broad stock market decline or decline in particular holdings.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31.The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period	Return	Quarter ended
Best Quarter	25.39%	December 31, 2009
Worst Quarter	(20.73%)	September 30, 2008

eagleasset.com | 2

Eagle International Equity Fund

Summary Prospectus | 3.1.2010

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the periods ended December 31, 2009):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr
Class A – Return Before Taxes	12/27/95	15.35%	2.76%	(1.12)%
Return After Taxes on Distributions		15.35%	1.53%	(1.98)%
Return After Taxes On Distributions and Sale of Fund Shares		13.04%	2.15%	(1.16)%
Class C	12/27/95	20.05%	2.96%	(1.40)%
Class I	2/9/09
Class R-3	12/28/09
Class R-5	12/28/09

Index (reflects no deduction for fees, expenses or taxes)		1-yr	5-yr	10-yr
MSCI ACWI-ex US®		41.45%	5.83%	2.71%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Subadviser | Artio Global Management LLC serves as the subadviser to the fund.

Portfolio Managers | Richard C. Pell and Rudolph-Riad Younes, CFA®, have shared responsibility for the day-to-day management of the fund since 2002. Mr. Pell is Chief Executive Officer and Chief Investment Officer of Artio and Mr. Younes is Head of International Equities at Artio.

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733-8022), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

eagleasset.com | 3